                                     LIMITED
                                POWER OF ATTORNEY

      Know  all  by these presents, that the undersigned hereby constitutes  and appoints  each  of  John  L. Unger and Dennis W. Kreiner,  signing  singly,  the undersigned's true and lawful attorney-in-fact to:

     (1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Mercantile Bankshares Corporation (the
          "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
          Exchange Act of 1934 and the rules thereunder;

     (2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange
          Commission and any stock exchange or similar authority; and

     (3)  take  any  other action of any type whatsoever in connection with  the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority  to  do and perform any and every act and thing whatsoever  requisite, necessary, or proper to be done in the exercise of any of the rights and  powers herein granted, as fully to all intents and purposes as the undersigned might or could  do  if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or  cause to be done by virtue of this Limited Power of Attorney and the  rights and  powers  herein  granted.  The undersigned acknowledges that  the  foregoing
attorneys-in-fact,  in  serving  in  such  capacity  at  the  request   of   the
undersigned,  are  not  assuming,  nor is  the  Company  assuming,  any  of  the undersigned's  responsibilities to comply with  Section  16  of  the  Securities
Exchange Act of 1934.

      This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect  to the  undersigned's  holdings of and transactions in  securities  issued  by  the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN  WITNESS  WHEREOF,  the undersigned has caused this  Limited  Power  of
Attorney to be executed as of this 23rd day of March, 2004.

     Courtney C. Paolino                      /s/ Kevin A. McCreadie
________________________                     _____________________
     Witness                                   Signature

                                          Kevin A. McCreadie
                                          _____________________
                                          Name (Print)